SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Wells Fargo & Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts!
WELLS FARGO & COMPANY 2022 Annual Meeting Vote by April 21, 2022 11:59 PM ET

WELLS FARGO & COMPANY 401(K) PLAN RETURN MAIL PURPOSES ONLY N9777-113 PROXY-CD PO BOX 5191 SIOUX FALLS, SD 57117-5191

D67376-Z81426-Z81427-Z81416

 You invested in WELLS FARGO & COMPANY and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 26, 2022.

 Get informed before you vote

View the 2022 Notice and Proxy Statement and 2021 Annual Report online at www.ProxyVote.com OR scan the QR Barcode below OR you can receive a free paper or email copy of the material(s) by requesting prior to April 12, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. There is no charge to you for requesting a copy. Unless requested, you will not otherwise receive a paper or email copy.

*The Company will be hosting the meeting live via the Internet this year at the website address above. Please check the proxy materials for instructions on how to access the Company’s 2022 Annual Meeting of Shareholders as well as for information regarding how to vote online, by phone or by mail before the meeting.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.proxyvote.com or easily request a paper copy.

We encourage you to access and review all of the important

information contained in the proxy materials before voting.

Please follow the instructions on the reverse side to obtain proxy materials and vote on these important matters.

Voting Items		Board Recommends

1.	Election of Directors

Nominees:

1a)	Steven D. Black	For

1b)	Mark A. Chancy	For

1c)	Celeste A. Clark	For

1d)	Theodore F. Craver, Jr.	For

1e)	Richard K. Davis	For

1f)	Wayne M. Hewett	For

1g)	CeCelia (“CeCe”) G. Morken	For

1h)	Maria R. Morris	For

1i)	Felicia F. Norwood	For

1j)	Richard B. Payne, Jr.	For

1k)	Juan A. Pujadas	For

1l)	Ronald L. Sargent	For

1m)	Charles W. Scharf	For

1n)	Suzanne M. Vautrinot	For

2.	Advisory resolution to approve executive compensation (Say on Pay).	For

3.	Approve the Company’s 2022 Long-Term Incentive Plan.	For

4.	Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2022.	For

5.	Shareholder Proposal – Policy for Management Pay Clawback Authorization.	Against

6.	Shareholder Proposal – Report on Incentive-Based Compensation and Risks of Material Losses.	Against

7.	Shareholder Proposal – Racial and Gender Board Diversity Report.	Against

8.	Shareholder Proposal – Report on Respecting Indigenous Peoples’ Rights.	Against

9.	Shareholder Proposal – Climate Change Policy.	Against

10.	Shareholder Proposal – Conduct a Racial Equity Audit.	Against

11.	Shareholder Proposal – Charitable Donations Disclosure.	Against

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D67377-Z81426-Z81427-Z81416

Your Vote Counts!
WELLS FARGO & COMPANY 2022 Annual Meeting Vote by April 25, 2022 11:59 PM ET

WELLS FARGO & COMPANY C/O EQ SHAREOWNER SERVICES P.O. BOX 64945 ST. PAUL, MN 55164-0945

D67378-P64157

 You invested in WELLS FARGO & COMPANY and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 26, 2022.

 Get informed before you vote

View the 2022 Notice and Proxy Statement and 2021 Annual Report online at www.ProxyVote.com OR scan the QR Barcode below OR you can receive a free paper or email copy of the material(s) by requesting prior to April 12, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. There is no charge to you for requesting a copy. Unless requested, you will not otherwise receive a paper or email copy.

*The Company will be hosting the meeting live via the Internet this year at the website address above. Please check the proxy materials for instructions on how to access the Company’s 2022 Annual Meeting of Shareholders as well as for information regarding how to vote online, by phone or by mail before the meeting.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.proxyvote.com or easily request a paper copy.

We encourage you to access and review all of the important

information contained in the proxy materials before voting.

Please follow the instructions on the reverse side to obtain proxy materials and vote on these important matters.

Voting Items		Board Recommends

1.	Election of Directors

Nominees:

1a)	Steven D. Black	For

1b)	Mark A. Chancy	For

1c)	Celeste A. Clark	For

1d)	Theodore F. Craver, Jr.	For

1e)	Richard K. Davis	For

1f)	Wayne M. Hewett	For

1g)	CeCelia (“CeCe”) G. Morken	For

1h)	Maria R. Morris	For

1i)	Felicia F. Norwood	For

1j)	Richard B. Payne, Jr.	For

1k)	Juan A. Pujadas	For

1l)	Ronald L. Sargent	For

1m)	Charles W. Scharf	For

1n)	Suzanne M. Vautrinot	For

2.	Advisory resolution to approve executive compensation (Say on Pay).	For

3.	Approve the Company’s 2022 Long-Term Incentive Plan.	For

4.	Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2022.	For

5.	Shareholder Proposal – Policy for Management Pay Clawback Authorization.	Against

6.	Shareholder Proposal – Report on Incentive-Based Compensation and Risks of Material Losses.	Against

7.	Shareholder Proposal – Racial and Gender Board Diversity Report.	Against

8.	Shareholder Proposal – Report on Respecting Indigenous Peoples’ Rights.	Against

9.	Shareholder Proposal – Climate Change Policy.	Against

10.	Shareholder Proposal – Conduct a Racial Equity Audit.	Against

11.	Shareholder Proposal – Charitable Donations Disclosure.	Against

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D67377-Z81426-Z81427-Z81416